PROVISIONS	12 Months Ended
Dec. 31, 2020
PROVISIONS
PROVISIONS

NOTE 26 - PROVISIONS

In 2020 the Group was involved in two cargo claims, both relating to one customer having issued indemnities to TORM for safe discharge of cargoes, and not being able to honor those indemnity obligations. Both cases involved irregular activities by the customer in relation to the handling of bills of lading. Legal action has been initiated by the Group in the UK and in India against the customer and a number of individual owners and management representatives. The Group has recognized provisions in the total amount of USD 18.3m relating to the two claims. The proceedings are ongoing and therefore the provisions recognized are subject to uncertainty related to both timing and amount.